EMPLOYMENT	12 Months Ended
Dec. 31, 2022
Disclosure of amounts incurred by entity for provision of key management personnel services provided by separate management entities [abstract]
EMPLOYMENT
3.	EMPLOYMENT

The average number of persons employed by the Group is as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
Research and development	30	41	52
Administration and sales	119	134	148
Manufacturing and quality	249	302	343

	398	477	543

Employment costs charged in the consolidated statement of operations for continuing operations are analysed as follows:

	December 31, 2022 US$‘000	December 31, 2021 US$‘000	December 31, 2020 US$‘000
Wages and salaries	23,608	26,561	26,187
Social welfare costs	2,036	2,403	2,195
Pension costs	352	352	447
Share-based payments	1,755	1,100	792
Restructuring Cost	274	270	388
Recognition of contingent asset (Note 24)	-	-	(1,316)

	28,025	30,686	28,693

Employment costs are shown net of capitalisations and Irish government wage subsidies. Total employment costs, inclusive of amounts capitalised for wages and salaries, social welfare costs and pension costs, for the year ended December 31, 2022 amounted to US$28,848,000 (2021: US$33,366,000) (2020: US$33,347,000). Total share-based payments, inclusive of amounts capitalised in the balance sheet, amounted to US$1,755,000 for the year ended December 31, 2022 (2021: US$1,111,000) (2020: US$816,000). See Note 19 for further details.

The Group operates defined contribution pension schemes for certain of its full-time employees. The benefits under these schemes are financed by both Group and employee contributions. Total contributions made by the Group in the financial year and charged against income amounted to US$352,000 (2021: US$352,000) (2020: US$447,000). The pension accrual for the Group at December 31, 2022 was US$44,000 (2021: US$47,000), (2020: US$47,000).